Exhibit 99.1

April 3, 2007

Securities and Exchange Commission
Washington, D.C. 20549

Re:  INTAC International, Inc. (the “Company”)

Ladies and Gentlemen:

This letter confirms that we have reviewed Item 4.01 of the Company’s Form 8-K dated March 28, 2007 captioned “Changes in Registrant’s Certifying Accountant” and agree with the statements made as they relate to us.  We are not in a position to agree or disagree with the other statements made in Item 4.01.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Very truly yours,

/s/ KBA Group LLP
KBA Group LLP